                Oppenheimer Commodity Strategy Total Return Fund
                      Oppenheimer International Growth Fund
                Oppenheimer Quest International Value Fund, Inc.

                 Prospectus Supplement dated September 11, 2008

This supplement amends the Prospectus of each of the above referenced funds
(each a "Fund")and is in addition to any other supplements. The Prospectus of each Fund is amended by adding the following:

     Effective January 1, 2009, the 2% redemption fee imposed on the proceeds of shares redeemed (by sale or exchange) within 30 days of their purchase is discontinued. The Fund's other policies and procedures with respect to excessive short-term trading remain in full effect.

September 11, 2008                                           PS0000.044